STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2012
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

13.  STOCK-BASED COMPENSATION

Stock Options

On August 29, 2003, the Board of Directors approved the Incentive Stock Option Plan (the "Granite Plan"), which allows for the grant of stock options or stock appreciation rights to directors, officers, employees and consultants. Amendments to the Granite Plan were approved by the Company's shareholders at the May 11, 2007 annual and special meeting, and became effective on June 6, 2007. At December 31, 2012, a maximum of 2.09 million Common Shares are available to be issued under the Granite Plan.

The Company historically granted stock options to certain directors and officers to purchase Common Shares. Options expire on the 10th anniversary of the date of grant, subject to earlier cancellation in the events specified in the stock option agreement entered into by the Company with each recipient of options. No stock options have been granted since August 2010.

A reconciliation of the changes in stock options outstanding is presented below:

	2012		2011		2010
	Number (000s)	Weighted Average Exercise Price	Number (000s)	Weighted Average Exercise Price	Number (000s)	Weighted Average Exercise Price
Outstanding, beginning of year	235	$31.99	835	$22.66	882	$24.50
Granted	—	—	—	—	95	12.90
Exercised	(30)	31.85	(490)	14.22	—	—
Cancelled or forfeited	—	—	(110)	31.85	(142)	27.55

Outstanding, end of year	205	$32.01	235	$31.99	835	$22.66

The total intrinsic values of options exercised in 2012 and 2011 were $0.6 million and $6.4 million, respectively. On January 4, 2013, 50,000 stock options were exercised by a former officer of the Company.

The following table provides further detail with respect to options outstanding and exercisable at December 31, 2012:

Options Outstanding and Exercisable
Number (000s)	Exercise Price	Weighted Average Remaining Life in Years
95	$31.85	0.7
50	35.62	2.0
50	32.21	4.7
10	14.54	6.9
205	$32.01	2.3

The Company estimates the fair value of stock options at the date of grant using the Black-Scholes option valuation model. The Black-Scholes option valuation model was developed for use in estimating the fair value of freely traded options, which are fully transferable and have no vesting restrictions. In addition, this model requires the input of subjective assumptions, including expected dividend yields, future stock price volatility and expected time until exercise. Although the assumptions used reflect management's best estimates, they involve inherent uncertainties based on market conditions outside of the Company's control. Because the Company's outstanding stock options have characteristics that are significantly different from those of traded options, and because changes in any of the assumptions can materially affect the fair value estimate, in management's opinion, the existing model does not necessarily provide the only measure of the fair value of the Company's stock options.

The weighted average assumptions used in determining the fair value of the stock options granted are shown in the table below:

Years ended December 31,	2012	2011	2010
Risk-free interest rate	—	—	1.3%
Expected dividend yield	—	—	3.3%
Expected volatility of Common Shares	—	—	58.7%
Weighted average expected life (years)	—	—	2.0
Weighted average fair value per option granted	—	—	$3.50

Deferred Share Units

Effective November 3, 2003, Granite established a Non-Employee Director Share-Based Compensation Plan (the "DSP"), which provides for a deferral of up to 100% of each outside director's total annual remuneration from the Company, at specified levels elected by each director, until such director ceases to be a director of the Company. The amounts deferred are reflected by notional deferred share units ("DSUs") whose value reflects the market price of the Company's Common Shares at the time that the particular payment(s) to the director is determined. The value of a DSU will appreciate or depreciate with changes in the market price of the Common Shares. The DSP also takes into account any dividends paid on the Common Shares. Effective January 1, 2008, the DSP was amended such that directors were required to receive at least 50% of their Board retainer fees in DSUs. Under the DSP, when a director leaves the Board, the director receives a cash payment at an elected date equal to the value of the accrued DSUs at such date. There is no option under the DSP for directors to receive Common Shares in exchange for DSUs.

A reconciliation of the changes in DSUs outstanding is presented below:

Years ended December 31,	2012	2011	2010
Outstanding, beginning of year	31	156	116
Granted	30	35	52
Redeemed	—	(160)	(12)

Outstanding, end of year	61	31	156

During the year ended December 31, 2011, 160,137 DSUs were redeemed by the former directors of the Company following completion of the Arrangement for cash proceeds of $4.7 million. During the year ended December 31, 2010, 11,640 DSUs were redeemed by a director, who left the Board in 2009, for cash proceeds of $0.1 million.

Restricted Share Units

Effective August 7, 2011, Granite established an Executive Share Unit Plan (the "Share Plan"). The Share Plan is designed to provide equity-based compensation in the form of share units to executives and other key employees (the "Participants"). The maximum number of Common Shares which may be issued pursuant to the Share Plan is 1.0 million. The Share Plan entitles a Participant to receive one Common Share for each share unit or a cash payment equal to the market value of the share unit, which on any date is the volume weighted average trading price of a Common Share on the TSX or New York Stock Exchange over the preceding five trading days. Vesting conditions in respect of a grant are determined by the Compensation Committee at the time the grant is made and may result in the vesting of more or less than 100% of the number of share units. The Share Plan also provides for the accrual of dividend equivalent amounts based on dividends paid on the Common Shares. Share units are, unless otherwise agreed, settled within 60 days following vesting. During the second quarter of 2012, the Company received shareholder approval of the Share Plan and the settlement of share units by the issuance of Common Shares.

A reconciliation of the changes in share units is presented below:

	2012		2011
Years ended December 31,	Number (000s)	Weighted Average Grant Date Fair Value	Number (000s)	Weighted Average Grant Date Fair Value
Outstanding, beginning of year	26	$25.42	—	$—
Granted	40	35.61	38	25.38
Settled	(24)	25.69	(12)	25.28
Forfeited	(4)	25.42	—	—

Outstanding, end of year	38	$35.63	26	$25.42

During the year ended December 31, 2012, 15 thousand share units, with a weighted average grant date fair value of $25.75, vested and were settled with the issuance of Common Shares. Also during the year ended December 31, 2012, prior to receiving shareholder approval of the settlement of share units by the issuance of Common Shares, nine thousand share units, with a weighted average grant date fair value of $25.59, were settled for cash in the amount of $0.3 million. During the year ended December 31, 2011, 12 thousand share units, with a weighted average grant date fair value of $25.28, were settled for cash in the amount of $0.4 million. At December 31, 2012, unrecognized compensation cost related to the Share Plan was $0.9 million, which will be amortized over the weighted average remaining requisite service period of approximately 2.0 years.

Stock-based compensation expense for the year ended December 31, 2012 was $1.8 million, which includes $1.3 million pertaining to DSUs and $0.5 million pertaining to share units. During the year ended December 31, 2011, the Company recognized stock-based compensation expense of $2.4 million which includes a $1.6 million pertaining to DSUs and $0.8 million pertaining to share units. During the year ended December 31, 2010, the Company recognized stock-based compensation expense of $3.5 million, which includes $3.0 million pertaining to DSUs and $0.5 million pertaining to stock options.